UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

Axe Compute Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

Predictive Oncology Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, Axe Compute Inc. (f/k/a Predictive Oncology Inc.) (the “Company”) entered into an amendment (the “Amendment”) to the employment agreement (the “Employment Agreement”) with Raymond F. Vennare, Chief Executive Officer of the Company, dated as of November 1, 2022.

The Amendment provides that, effective retroactively to November 1, 2025, Mr. Vennare’s annual base salary will increase from $525,000 to $575,000. In addition, the Amendment provides that, Mr. Vennare shall be eligible to receive an annual target bonus on March 31, 2026, or such earlier date as determined by the compensation committee of the Board of Directors (the “Compensation Committee”), in the target amount of 50% of Mr. Vennare’s then current base salary; provided, that, if Mr. Vennare’s employment with the Company is terminated without Cause (as defined in the Agreement) or by Mr. Vennare for Good Reason (as defined in the Employment Agreement) on or before March 31, 2026, then Mr. Vennare’s bonus for 2025 shall be 50% of his annual bonus as of the time of such termination and shall be paid in full no later than March 15, 2026.

Subject to the terms of the Company’s 2024 Equity Incentive Plan, as amended, and the approval of the Compensation Committee, Mr. Vennare will be eligible to 20,000 restricted stock units, which shall vest in full on January 1, 2026, subject to Mr. Vennare remaining continuously employed by the Company through such vesting date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 12, 2025, the Company issued a press release announcing that it changed its name to Axe Compute Inc. and that its common stock began trading on Nasdaq under the ticker symbol AGPU on December 12, 2025.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to the Employment Agreement, dated December 10, 2025, by and between the Company and Raymond F. Vennare.

99.1	Press Release, dated December 12, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXE COMPUTE INC.
Date: December 12, 2025	By:	/s/ Josh Blacher
Name: Josh Blacher Title: Chief Financial Officer